Statements of Cash Flows (USD $)	3 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Net (decrease) in net assets resulting from operations	$ (124,150)	$ (14,934)
(Increase) decrease in prepaid expenses	(657)	2,689
Unrealized (appreciation) on investments	(5,305)
Increase (decrease) in accounts payable and accrued liabilities	7,614	(920)
Net cash (used in) operating activities	(122,498)	(13,165)
Increase in due to related parties		12,800
Proceeds from sale of units	302,943
Redemptions paid	(1,000)
Net cash provided by financing activities	301,943	12,800
Net increase (decrease) in cash and cash equivalents	179,445	(365)
Cash and cash equivalents, beginning of period	1,551,960	405
Cash and cash equivalents, end of period	1,731,405	40
Cash at broker	1,195,025
Cash and cash equivalents	536,380	0
Total cash and cash equivalents	$ 1,731,405	$ 40